UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2011
RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	001-15795	84-0957421

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California	90024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 571-9800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a)	The Annual Meeting of Shareholders of Rentech, Inc. was held on May 11, 2011.

(b)	The results of the matters submitted to a shareholder vote at the annual meeting were as follows:
1.
Election of Directors: Our shareholders elected the following four directors to each serve a three-year term expiring on the date of the 2014 annual meeting of shareholders or until his successor has been qualified and elected.

Director	Votes For	Votes Withheld	Broker Non-Votes
Michael S. Burke	88,071,887	10,321,809	90,130,069
General (ret) Wesley K. Clark	60,092,388	38,301,308	90,130,069
Ronald M. Sega	90,925,767	7,467,929	90,130,069
Dennis L. Yakobson	89,238,535	9,155,161	90,130,069
2.	Amended and Restated 2009 Incentive Award Plan: Our shareholders approved the adoption of the Amended and Restated 2009 Incentive Award Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
71,146,958	25,849,618	1,397,120	90,130,069
3.	Advisory Vote on Executive Compensation (“Say-on-Pay”): Our shareholders approved the Say-on-Pay proposal.

Votes For	Votes Against	Abstain	Broker Non-Votes
78,693,856	18,368,249	1,331,591	90,130,069
4.	Advisory Vote on the Frequency of the Say-on-Pay Vote: Our shareholders approved every three years as the frequency of the Say-on-Pay vote.

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
43,767,259	4,822,792	48,160,945	1,642,700	90,130,069
5.
Ratification of Selection of Independent Registered Public Accounting Firm: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ended September 30, 2011.

Votes For	Votes Against	Abstain	Broker Non-Votes
176,350,578	7,225,259	4,947,928	—

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(f)
On May 11, 2011 our shareholders adopted the Amended and Restated 2009 Incentive Award Plan (the “Amended Plan”) at our Annual Meeting of Shareholders. The Amended Plan amends the 2009 Incentive Award Plan, as amended (the “Original Plan”), in the following respects:

•	Increases the maximum number of shares of common stock which may be issued or awarded under the Original Plan by 15,000,000 shares to a total of 24,500,000;
•	Revises the eligibility provision so that individuals eligible to participate in the Amended Plan include all employees, consultants, and independent directors of Rentech and its subsidiaries;
•
Provides that “full value awards” (which are awards other than stock options and stock appreciation rights, such as restricted stock, restricted stock units and similar awards) will count against the Amended Plan’s share limit as 1.5 shares for each share of stock delivered in settlement of a full-value award granted on or after the Amendment Date (and correspondingly, that full value awards that are terminated, expired, forfeited or settled in cash on or after the Amendment Date will be added back to the Amended Plan’s share limit as 1.5 shares);

•	Removes certain vesting limitations applicable to full value awards; and
•	Clarifies certain limitations on the transferability of awards and their underlying shares.
The foregoing summary of the amendments to the Original Plan contained in the Amended Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Plan, which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated 2009 Incentive Award Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.
Date: May 13, 2011	By:	/s/ Colin Morris
Colin Morris
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated 2009 Incentive Award Plan.